ACTIVE POWER

intelligently EFFICIENT

inherently RELIABLE

economically GREEN

Management Presentation August 2007 Exhibit 99.2

U.S. SECURITIES AND EXCHANGE COMMISSION • MCMXXXIV •

Copyright © 2007 Active Power, Inc
Cautionary Note Regarding Forward Looking Statements
This presentation may contain forward-looking statements, within the meaning of Section
27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934, that involve risks and uncertainties. The important factors that could cause actual results to differ materially include, but are not limited to, the potential for significant losses to continue;
inability to accurately predict revenue and budget for expenses for future periods;
fluctuations in revenue and operating results; overall market performance; decreases and/or delays in capital spending; limited product lines; inability to expand our distribution channels; inability to manage new and existing product distribution relationships; our current dependence on our relationship with Caterpillar; delays in research and development; potential Sarbanes-Oxley 404 compliance issues; the acceptance of the new technology in our current and future products by the power quality market; product performance and quality issues; and other risks set forth in the Company’s most recent SEC filings.

3 Copyright © 2007 Active Power, Inc Management Representatives Jim Clishem President & Chief Executive Officer John Penver Vice President of Finance & Chief Financial Officer

Copyright © 2007 Active Power, Inc
Active Power is …
» A provider of turnkey critical power solutions that provide “power insurance” to global enterprises with zero tolerance for downtime
» A manufacturer of uninterruptible power (UPS) systems that utilize green technology as a renewable energy source
Company Overview:
6 continent sales & service coverage
15 years in business
40+ country implementations
42 patents held
150+ employees
400 MW of pure power provided
1,600+ flywheels shipped worldwide
9001:2000 ISO certification
80,000 square foot manufacturing and operations
facility in Austin, Texas
35 million+ hours of field runtime

Copyright © 2007 Active Power, Inc
Investment Highlights
» Demonstrating ability to perform
41% revenue growth in 2006
Q2 2007 record revenue performance $9.2M is 68% increase over Q2 2006
3% gross margin in 2006, first year ever achieved
17% gross margin in Q2 2007
Recently announced a multimillion dollar, 7.6 MW order from a European based customer for four
Containerized Mobile Power systems
» Differentiated family of products
CleanSource:  the most energy & space efficient UPS in the world, and its green!
CoolAir:  the world’s only back up power & cooling system, and its green!
» Delivering solutions globally
Over 400 MWs of power delivered via 1600 wheels globally
45 units and 81 wheels sold in Q2 2007
» Establishing a path to profitability
Multiple sales channels strategy developed
Native geographic expansion implemented
Growth of the service business
Focus on higher margin product sales
» Strong & innovative management team
New team transforming the business
Driving towards 125 wheels / quarter for EBITDA breakeven

Copyright © 2007 Active Power, Inc
Demonstrating Results
Revenue Average Selling Price per Wheel
Gross Margin Operating Margin
$15,783
$17,788
$25,029
$29,149
-15%
-2%
3%
10%
-20%
-15%
-10%
-5%
0%
5%
10%
15%
2004 2005 2006 LTM
$60,930
$63,030
$66,380
$72,615
$52,000
$56,000
$60,000
$64,000
$68,000
$72,000
$76,000
2004 2005 2006 LTM
-186%
-142%
-91%
-72%
-200%
-160%
-120%
-80%
-40%
0%
2004 2005 2006 LTM
Note: LTM data as of June 30, 2007
$7,500
$12,500
$17,500
$22,500
$27,500
$32,500
2004 2005 2006 LTM
Product Revenue Service Revenue

Copyright © 2007 Active Power, Inc
Services
CoolAir™
Ancillary Products
CleanSource
®
CleanSource UPS
– 130-3,600 kVA systems
– Multi MegaWatt Turnkey solutions
CleanSource DC
– 250-2,000 kW
Containerized Solutions
GenSTART
TM
Monitoring & Control Software
Switchgear
Generators
CoolAir UPS
– 50 – 100 kVA systems
CoolAir DC
– 85 kW system
Design Engineering
Assessment
Implementation
Lifecycle & Support
24 x 7 x 365 Care
Product Line

Copyright © 2007 Active Power, Inc
Containerized Turnkey Power System
What is containerization?
» A modular, mission critical
Data Center power plant
» Standard dimension 20’, 30’
or 40’ container that can be
custom modified by
application
» A purpose made facility-
based enclosure to
acoustically isolate, thermally
protect, weatherproof and/or
fireproof power plants
UPS Cabinets
Switchgear
Generator
GenSTART
Fuel Tank
UPS Cabinets
Switchgear
Generator
GenSTART
Fuel Tank

Copyright © 2007 Active Power, Inc
What is Our Value Proposition?
Our Solutions Are:
»
Intelligently EFFICIENT
Precision engineered to be up to 98% efficient, delivering
real bottom line impact by reducing power consumption
costs
»
Inherently RELIABLE
Uniquely designed to deliver predictable, consistent
backup power with more than 35 million hours of
customer runtime on six continents
»
Economically GREEN
Environmentally-friendly solution (reduced CO2
emissions) delivered at an economic advantage

10 Copyright © 2007 Active Power, Inc Who Needs Clean, Reliable, Green Power?

Copyright © 2007 Active Power, Inc
Power Reliability
» Significant blackouts have demonstrated the
importance of secure power supply
2007
– June 27:  136,000 people … New York City
– April 26:  national blackout in Colombia
– January 16:  200,000 people in Australia
– January 12 - January 26:  ~1 million
customers from US to Canada due to ice
Other recent blackouts
– November 2006:  5 million customers in
Europe
– July 2006:  365,000 customers in
Philadelphia
– September 2003: 57 million people in Italy
– September 2003:  4 million people in
Copenhagen
– August 2003:  50 million people in New York
and an economic loss of $1Billion
(1) Source: ELCON, 2004

120
110
12-MO
CHNG
19.45 + 14.96
16.12
15.11
17.86
38.99
209.02
Unch.

Copyright © 2007 Active Power, Inc
Other Macroeconomic Trends Drive Demand
»
Data center market growth
»
Rising cost of energy
»
Pure demand for energy
»
High efficiency
»
Unreliable power grid
»
Regulatory requirements
»
Lack of investment into public
infrastructure
»
Cost of downtime

Copyright © 2007 Active Power, Inc
The Market Opportunity is $6.5 Billion
»
Current global UPS market is $6.5 billion with 6% CAGR projected
»
Addressable share is $1.5 billion
World
UPS Market
Below
1 kVA
1 to
20 kVA
20 to
50 kVA
50 to
200 kVA
200 kVA +
$661M
$867M
Total UPS Market: Unit Shipment and
Revenue Forecasts (World), 2002- 2012
Total UPS Market: Report Segmentation by Power Range (World)
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
8,000
9,000
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
0
5,000
10,000
15,000
20,000
25,000
30,000
35,000
40,000
45,000
Revenues Units
Source: Frost & Sullivan

14 Copyright © 2007 Active Power, Inc What is the Business Strategy? Build Brand Build Distribution Build for Less

Copyright © 2007 Active Power, Inc
Strategy in Action
Commoditized Component
Valued Supplier
Driven by OEM Sales
Limited Geographical
Coverage
Focus on Engineering
Differentiated Solution
Consultative Partner
Driven by Direct Sales
Multinational Distribution
Focus on Market Needs
Before 2006 After 2006

Copyright © 2007 Active Power, Inc
Competitive Landscape
»
Our UPS solutions outperform conventional UPS systems
No No $32 million 190 sq. ft. Up to 92%
Conventional
UPS & Battery
Yes Yes $15 million 89 sq. ft. Up to 98%
Active Power
Flywheel UPS
Measured
System
Reliability
Green
Product
Offering
Operating
Expenses
(3)
Footprint
(2)
Efficiency
(1)
(1) At 75% load or greater
(2) Based on 600 kVA UPS
(3) Based on 10 MW deployment over 20-Year Life

Copyright © 2007 Active Power, Inc
Distribution Overview
Direct v. OEM Sales Sales and Marketing Investment
Direct Sales as % of AP Sales Geographic Sales
5%
95%
2002 LTM
2002 LTM
OEM Direct
North
America
Rest of
World
68%
32%
59%
41%
81%
19%
37%
40%
41%
35%
63%
64%
31%
22%
20%
30%
40%
50%
60%
70%
2004 2005 2006 LTM
Sales&Marketing (% of Revenue) R&D (% of Revenue)
44%
68%
48%
58%
0%
10%
20%
30%
40%
50%
60%
70%
80%
2004 2005 2006 LTM
Note: LTM data as of June 30, 2007

Copyright © 2007 Active Power, Inc
Bookings Trends
2005 Top Ten Bookings 2006 Top Ten Bookings
Sale Amount Application Territory Channel
2,060,154 $           Data Center North America OEM
2,045,219 $           Food Processing Algeria Direct
1,282,000 $           Airport Asia Direct
1,155,760 $           Petrochemical North America Direct
966,144 $              Health North America Direct
902,631 $              Data Center Europe
Direct
885,281 $              Broadcast Europe Direct
879,907 $              Data Center North America OEM
606,238 $              Health North America Direct
590,402 $              Education Europe Direct
11,373,736 $
Amount
Application Territory
Channel
1,035,174 $            Printing North America OEM
903,478 $               Airport Latin America Direct
900,000 $               Food Processing Algeria Direct
680,775 $               Data Center North America OEM
638,250 $               Semiconductor North America OEM
443,702 $               Health North America OEM
403,962 $               Dealer Stock North America OEM
318,610 $               Automotive Europe Direct
313,122 $               Plastics Europe Direct
309,390 $               Airport Middle East OEM
5,946,463 $

Nestlé
Pfizer
U.S. AIR FORCE
ALTICOR
DigiPlex
ALCAN

AEP
3M
ABB
abc
at&t
freescale
GMAC
FAIRVIEW HOSPITAL
Covington
ESKOM
ABBOTT LABORATORIES
CABLE & WIRELESS
HEWLETT PACKARD
MBNA
VISA
Albertsons
FUJI ELECTRIC
GE Consumer & Industrial Electrical Distribution
CHRISTIAN TELEVISION NETWORK
Level(3)
LOCKHEED MARTIN
H-E-B
JEA
GOODYEAR
Micron
Raytheon
NBC
Reliant Energy
新日本製鐵 Nippon Steel Corporation
ST
SOUTHERN COMPANY
SIEMENS
verizon wireless
Sun microsystems
U.S. ARMY

19 Copyright © 2007 Active Power, Inc Who Chooses Active Power? » Recent customer wins » Organizations we protect

Copyright © 2007 Active Power, Inc
Path to EBITDA Profitability
» EBITDA profitability targets: 125 wheels sold per quarter, combined quarterly service and ancillary revenues > $3 million and an $80,000 average selling price
» 2008 timetable for achieving EBITDA profitability
Q2 2007 Breakeven
Wheel Sales / Quarter 81 125
Average Selling Price $68,570 $80,000
Service & Ancillary Revenue / Quarter $3,436,000 $3,000,000
Cumulative Wheels Sold 1,600 NM

ELECTRICAL Contracting Products 2006 INNOVATION AWARDS

2006 Products of the Year

Qualified for Energy Technology List www.eca.gov.uk

EC&M Product of the year 06 Category Winner

Electronic PRODUCTS 2005 PRODUCT OF THE YEAR

Copyright © 2007 Active Power, Inc
Awards & Acknowledgements
» 2007
Recently awarded ETL certification by Carbon Trust allows Active customers to receive substantial subsidies
Data Centres Europe, Most Innovative New Product Award CSUPS
» 2006
Frost & Sullivan Backup Power Technology Innovation of the Year Award
TechTarget’s SearchDataCenter.com Product of the Year for Data Center Backup Power
Electrical Contracting Products Magazine finalist for INNOVATION Award
EC&M Magazine Product of the Year for Power Conditioning Category
» 2005
Electronic Products Magazine Product of the Year
Frost & Sullivan Customer Development Leadership Award
» 2003
Frost & Sullivan Product Line Strategy Award

22 Copyright © 2007 Active Power, Inc A Growing Active Power HQ’s Sales & Service & Demonstration Centers Customer Installations (Country) Manufacturers’ Representatives & Distributors

Copyright © 2007 Active Power, Inc
Investment Highlights
» Demonstrating ability to perform
41% revenue growth in 2006
Q2 2007 record revenue performance $9.2M is 68% increase over Q2 2006
3% gross margin in 2006, first year ever achieved
17% gross margin in Q2 2007
Recently announced a multimillion dollar, 7.6 MW order from a European based customer for four
Containerized Mobile Power systems
» Differentiated family of products
CleanSource:  the most energy & space efficient UPS in the world, and its green!
CoolAir:  the world’s only back up power & cooling system, and its green!
» Delivering solutions globally
Over 400 MWs of power delivered via 1600 wheels globally
45 units and 81 wheels sold in Q2 2007
» Establishing a path to profitability
Multiple sales channels strategy developed
Native geographic expansion implemented
Growth of the service business
Focus on higher margin product sales
» Strong & innovative management team
New team transforming the business
Driving towards 125 wheels / quarter for EBITDA breakeven

24 Copyright © 2007 Active Power, Inc Questions & Answers

Copyright © 2007 Active Power, Inc
Customer Case Study
Customer Active Power Solution
» Rebsamen Medical Center’s acute care
facility purchased new MRI and CAT Scan
equipment
» This highly sophisticated and expensive
diagnostic equipment warranted a highly
reliable power source
» “We experience numerous power
failures, from a fraction of a second to
several hours,” noted Ed Meharg,
Director of Engineering for Rebsamen
Medical Center. “Even a short power
glitch can wreak havoc on our sensitive
diagnostic medical equipment.”
Business Challenge
» Rebsamen now relies on a Clean Source
300 uninterruptible continuous power
system from Active Power
» The system consists of a 300 kVA UPS for
short-term outages and power conditioning,
and a 350 kW generator set for long-term
outages, integrated to provide continuous
quality power throughout the hospital facility
» “We are always investigating new methods
to address our critical power requirements
beyond those required by NFPA, which
cover emergency power at healthcare
facilities,” notes Meharg
Jacksonville, Arkansas